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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 22, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                        0-27170                 61-1289391
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



         344 17th Street, Ashland, Kentucky                       41101
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      (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (606) 326-2800



                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On October 22, 2003, Classic Bancshares, Inc. issued a press release announcing the declaration of a 10% stock dividend and a quarterly $.08 per share cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.           Financial Statements and Exhibits

         (a)      Exhibits

                  99.1 Press release dated October 22, 2003 declaring a stock dividend and a quarterly cash dividend.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CLASSIC BANCSHARES, INC.


Date:    October 22, 2003                 /s/ Lisah M. Frazier
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                                          Lisah M. Frazier, Chief Operations
                                          Officer and Chief Financial Officer